Financial result	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Financial result
4.4 Financial result

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2026	2025	2026	2025

Interest Income	11.3	7.5	18.3	14.8
Financial income	11.3	7.5	18.3	14.8
Bank charges	(1.6)	(1.7)	(3.3)	(3.4)
Interest expenses leases	(6.4)	(5.9)	(12.5)	(9.9)
Interest expenses on employee benefits	(0.2)	(0.1)	(0.4)	(0.3)
Financial expenses	(8.3)	(7.7)	(16.3)	(13.6)
Foreign exchange gain / (loss)	3.3	(139.9)	2.9	(154.4)
Foreign exchange gain / (loss)	3.3	(139.9)	2.9	(154.4)
Financial result	6.3	(140.1)	4.9	(153.2)
Foreign exchange result for the three-month period ended June 30, 2026 was a foreign exchange gain of CHF 3.3 million, compared to a foreign exchange loss of CHF 139.9 million for the three-month period ended June 30, 2025. Foreign exchange result for the six-month period ended June 30, 2026 was a foreign exchange gain of CHF 2.9 million, compared to a foreign exchange loss of CHF 154.4 million for the six-month period ended June 30, 2025.

The change in foreign exchange result was primarily due to significant foreign exchange losses incurred during the three-month and six-month periods ended June 30, 2025, driven by fluctuations in the CHF/USD exchange rate. The foreign exchange gains recorded in the three-month and six-month periods ended June 30, 2026 were impacted by the functional currency changes that occurred on January 1, 2026 and the slight appreciation of the USD against the GBP, CHF, JPY, and EUR as of June 30, 2026 compared to December 31, 2025. For additional information regarding the functional currency changes, refer to the note titled "6.6 Events after the balance sheet date" within the Company's 2025 Annual Report (available at www.sec.gov).